Exhibit 99.1

Media Inquiries Stafford Kiguchi Telephone: 808-694-8580 Mobile: 808-265-6367 E-mail: Stafford.Kiguchi@boh.com

Investor/Analyst Inquiries Cindy Wyrick Telephone: 808-694-8430 E-mail: Cindy.Wyrick @boh.com

Bank of Hawaii Corporation 2007 Financial Results

•                  Diluted Earnings Per Share for 2007 Increases to $3.69

•                  Net Income for 2007 Increases to $183.7 Million

•                  Board of Directors Declares Dividend of $0.44 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 28, 2008) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share for the fourth quarter of 2007 of $0.83, down $0.18 or 17.8 percent from $1.01 per diluted share for the same quarter last year.  Net income in the fourth quarter of 2007 was $40.9 million, down $10.1 million or 19.7 percent from net income of $50.9 million in the fourth quarter last year.  Results for the fourth quarter of 2007 were significantly reduced by pretax charges of $5.6 million, or $0.07 per diluted share, which represent the Company’s share of litigation liabilities, as a member bank of Visa U.S.A. Inc., related to antitrust lawsuits.   Results for the fourth quarter of 2006 were increased by tax accrual adjustments of $6.2 million, or $0.12 per diluted share, for tax matters that were resolved during the quarter.

Diluted earnings per share for the full year of 2007 were $3.69 up $0.17 or 4.8 percent from diluted earnings per share of $3.52 in 2006.  Net income for the year was $183.7 million, up $3.3 million or 1.9 percent from net income of $180.4 million in the previous year.  The return on average assets in 2007 was 1.75 percent, down slightly from 1.76 percent in 2006.  The return on average equity for the year was 25.15 percent, down from 25.90 percent in 2006.

“The Bank of Hawaii Corporation’s financial performance for 2007 was solid,” said Allan R. Landon, Chairman and CEO.  “The Company achieved its primary performance objectives for 2007 in spite of the increased expenses recognized in the fourth quarter.  Our discipline in the market has served us well.   The Company’s credit quality and balance sheet remain strong.  The Hawaii economy appears stronger than other regions of the U. S. economy and, as we begin 2008, the Bank of Hawaii is well positioned to address the challenges ahead.”

- more -

130 Merchant Street • PO Box 2900 • Honolulu HI 96846-0000 • Fax 808-537-8440 • Website www.boh.com

Bank of Hawaii Corporation 2007 Financial Results

Financial Highlights

Net interest income, on a taxable equivalent basis, for the fourth quarter of 2007 was $99.7 million, down $0.7 million from net interest income of $100.4 million in the fourth quarter of 2006 and up $0.9 million from net interest income of $98.8 million in the third quarter of 2007.  The increase in net interest income in the fourth quarter reflects an increase in net interest margin partially offset by lower levels of earning assets.  Net interest income, on a taxable equivalent basis, for the full year of 2007 was $395.9 million, down $7.4 million from $403.3 million in 2006 primarily due to increased funding costs and a change in the funding mix as some customers shifted deposit balances into higher yielding accounts.  Analyses of changes in net interest income are included in Tables 6a, 6b and 6c.

The net interest margin was 4.12 percent for the fourth quarter of 2007, a 3 basis point decrease from 4.15 percent in the fourth quarter of 2006 and a 9 basis point increase from 4.03 percent in the third quarter of 2007.  The net interest margin for the full year of 2007 was 4.08 percent, a 17 basis point decrease from 4.25 percent in 2006.

Results for the fourth quarter of 2007 included a provision for credit losses of $5.4 million compared to $3.1 million in the fourth quarter of 2006 and $4.1 million in the third quarter of 2007.  The provision for credit losses equaled net charge offs in the fourth quarter of 2007 and the prior comparable quarters.  The provision for credit losses for the full year of 2007 was $15.5 million compared to $10.8 million in 2006.  Increased provisions primarily relate to charge offs of automotive and unsecured consumer loans.

Noninterest income was $60.3 million for the fourth quarter of 2007, an increase of $6.7 million or 12.6 percent compared to noninterest income of $53.5 million in the fourth quarter of 2006 and down $1.0 million or 1.6 percent compared to noninterest income of $61.2 million in the third quarter of 2007.  The increase compared to the same quarter last year was the result of growth in nearly all categories of noninterest revenue.  Fourth quarter 2007 revenue included a gain of $3.1 million on the sale of unused real estate.  The decrease compared to the previous quarter was largely due to a seasonal reduction in contingent insurance commissions of $2.9 million and $1.9 million due to rebalancing securities used to hedge the fair value of mortgage servicing rights.  Noninterest income for the full year of 2007 was $240.5 million, up $24.3 million or 11.2 percent from noninterest income of $216.2 million in 2006.

Noninterest expense was $92.0 million in the fourth quarter of 2007, up $10.4 million or 12.8 percent from noninterest expense of $81.6 million in the same quarter last year and up $10.6 million or 13.0 percent from $81.5 million in the previous quarter.  The increase in noninterest expense compared to the prior quarters was largely due to the previously mentioned Visa charges of $5.6 million, $1.7 million due to a fraud loss, $600 thousand of professional fees, and an increase in personnel expense.  An analysis of salary and benefit expenses is included in Table 7.  Noninterest expense for the full year of 2007 was $335.4 million, up $14.4 million or 4.5 percent from noninterest expense of $321.0 million in 2006.

The efficiency ratio for the fourth quarter of 2007 was 57.61 percent, up from 53.08 percent in the same quarter last year and from 50.97 percent in the previous quarter.  The efficiency ratio for the full year of 2007 was 52.78 percent compared with 51.87 percent during the full year of 2006.

2

The effective tax rate for the fourth quarter of 2007 was 34.37 percent compared to 26.19 percent during the same quarter last year and 35.68 percent in the previous quarter.  The lower rate in the fourth quarter of 2006 was primarily due to the previously discussed tax accrual adjustments.  The effective tax rate for the full year of 2007 was 35.45 percent compared to 37.17 percent during 2006.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 11a and 11b.

Asset Quality

Credit quality remained strong and stable throughout 2007 reflecting disciplined commercial and retail underwriting and portfolio management and the stable economic environment in the market.

Non-accrual loans and leases were $5.1 million at December 31, 2007, down from $5.9 million at December 31, 2006 and up from $4.2 million at September 30, 2007.  As a percentage of total loans and leases, non-accrual loans remain at historic lows of 0.08 percent at December 31, 2007.

The quarterly increase of $0.9 million in non-accrual loans was primarily in the home equity portfolio.  The credit risk profile of the home equity portfolio is strong. The non-accrual home equity loans have a current weighted average loan-to-value ratio of 61 percent.

Net charge-offs during the fourth quarter of 2007 were $5.4 million or 0.33 percent annualized of total average loans and leases compared to $3.1 million in the fourth quarter last year and $4.1 million in the third quarter.  The increase in the fourth quarter reflects higher net losses in consumer installment and unsecured revolving credit products, consistent with seasonal trends and the continued inflationary pressures on consumer income.

Full year 2007 net charges-offs of $15.5 million were 0.24 percent of total average loans and leases, and were comprised of gross charge-offs of $24.9 million and partially offset by recoveries of $9.4 million.  Net charge-offs for the full year of 2006 were $10.8 million, or 0.17 percent of total average loans and leases, and were comprised of gross charge-offs of $20.7 million partially offset by recoveries of $9.9 million.

The allowance for loan and lease losses was $91.0 million at December 31, 2007, unchanged from December 31, 2006 and from September 30, 2007.  The ratio of the allowance for loan and lease losses to total loans was 1.38 percent at December 31, 2007, up from 1.37 percent at December 31, 2006 and unchanged from September 30, 2007.  The reserve for unfunded commitments at December 31, 2007 was $5.2 million, unchanged from December 31, 2006 and from September 30, 2007.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 10.

3

Other Financial Highlights

Total assets were $10.47 billion at December 31, 2007, down $99 million from $10.57 billion at December 31, 2006 and down $77 million from $10.55 billion at September 30, 2007.  Total loans and leases were $6.58 billion at December 31, 2007, down $42 million from $6.62 billion at December 31, 2006 and down $19 million from $6.60 billion at September 30, 2007. Average loans and leases were $6.58 billion during the fourth quarter of 2007, up $79 million from $6.50 billion during the fourth quarter last year and up $11 million from $6.57 billion during the previous quarter.

Total commercial loans were $2.38 billion at December 31, 2007, down $84 million from $2.46 billion at December 31, 2006 and down $46 million from $2.43 billion at September 30, 2007.  The decreases were largely driven by the Company’s decision to exit commercial credits and by several large commercial paydowns.  During 2007, the Company exited a total of $80.0 million in commercial credits, including $20.0 million in construction loans.  Total consumer loans were $4.20 billion at December 31, 2007, up $41 million from $4.16 billion at December 31, 2006 and up $27 million from $4.17 billion at September 30, 2007.  Loan and lease portfolio balances are summarized in Table 8.

Total deposits at December 31, 2007 were $7.94 billion, down $81 million from $8.02 billion at December 31, 2006 and up $67 million from $7.88 billion at September 30, 2007.  Average deposits were $7.80 billion during the fourth quarter of 2007, up $81 million from the fourth quarter last year and down $213 million from $8.02 billion during the previous quarter.  The decrease in average deposits compared to the previous quarter was largely due to short-term commercial deposits received near the end of the second quarter that were largely withdrawn near the end of the third quarter.

During the fourth quarter of 2007, the Company repurchased 591.1 thousand shares of common stock at a total cost of $30.0 million under its share repurchase program.  The average cost was $50.79 per share repurchased.  From the beginning of the share repurchase program in July 2001 through December 31, 2007, the Company has repurchased 44.3 million shares and returned nearly $1.6 billion to shareholders at an average cost of $35.08 per share.  From January 1, 2008 through January 25, 2008, the Company repurchased an additional 175.0 thousand shares of common stock at an average cost of $46.64 per share.  Remaining buyback authority under the share repurchase program was $86.2 million at January 25, 2008.

At December 31, 2007, the Tier 1 leverage ratio was 7.04 percent compared to 7.06 percent at December 31, 2006 and 6.95 percent at September 30, 2007.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.44 per share on the Company’s outstanding shares.  The dividend will be payable on March 14, 2008 to shareholders of record at the close of business on February 29, 2008.

2007+ Plan

The Company reaffirmed its 2007+ Plan, which emphasizes value-enhancing growth, integration of service delivery and business units, development of people, enhancement of the Bank of Hawaii brand, and discipline in managing risk and financial performance.  Financial objectives include an annual return on assets above 1.7 percent, a return on equity above 25 percent, a 7 percent leverage ratio, positive operating leverage, and an efficiency ratio nearing 50 percent.

4

Conference Call Information

The Company will review its 2007 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 800-706-7748.  International participants should call 617-614-3473.  No passcode is required.  A replay of the conference call will be available for one week beginning Monday, January 28, 2008 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the number 87580740 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the U.S. Securities and Exchange Commission.  We do not promise to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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5

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights (Unaudited)	Table 1

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2007	2007	2006	2007	2006
For the Period:
Net Interest Income	$99,447	$98,556	$100,205	$395,018	$402,613
Total Noninterest Income	60,257	61,242	53,516	240,487	216,176
Total Noninterest Expense	92,002	81,450	81,597	335,407	320,962
Net Income	40,860	47,779	50,913	183,703	180,359
Basic Earnings Per Share	0.84	0.98	1.03	3.75	3.59
Diluted Earnings Per Share	0.83	0.96	1.01	3.69	3.52
Dividends Declared Per Share	0.44	0.41	0.41	1.67	1.52

Net Income to Average Total Assets	1.55%	1.79%	1.94%	1.75%	1.76%
Net Income to Average Shareholders’ Equity	21.51	26.02	28.56	25.15	25.90
Net Interest Margin (1)	4.12	4.03	4.15	4.08	4.25
Operating Leverage (2)	(13.59)	1.65	(6.86)	0.76	3.13
Efficiency Ratio (3)	57.61	50.97	53.08	52.78	51.87

Average Assets	$10,446,262	$10,576,565	$10,391,402	$10,472,097	$10,241,442
Average Loans and Leases	6,581,183	6,570,261	6,501,868	6,561,584	6,369,200
Average Deposits	7,802,750	8,015,594	7,721,584	7,887,500	7,731,051
Average Shareholders’ Equity	753,499	728,372	707,149	730,330	696,299
Average Shareholders’ Equity to Average Assets	7.21%	6.89%	6.81%	6.97%	6.80%

Market Price Per Share of Common Stock:
Closing	$51.14	$52.85	$53.95	$51.14	$53.95
High	55.94	55.84	54.59	55.94	55.15
Low	47.56	46.05	47.54	46.05	47.00

	December 31,	September 30,	December 31,
	2007	2007	2006 (4)
As of Period End:
Loans and Leases	$6,580,861	$6,599,915	$6,623,167
Total Assets	10,472,942	10,549,595	10,571,815
Total Deposits	7,942,372	7,875,166	8,023,394
Long-Term Debt	235,371	235,350	260,288
Total Shareholders’ Equity	750,255	731,697	719,420

Non-Performing Assets	$5,286	$4,260	$6,407

Allowance to Loans and Leases Outstanding	1.38%	1.38%	1.37%
Dividend Payout Ratio (5)	44.53	42.41	42.34
Leverage Ratio	7.04	6.95	7.06

Book Value Per Common Share	$15.44	$14.91	$14.45

Full-Time Equivalent Employees	2,594	2,572	2,586
Branches and Offices	84	84	86

(1)	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

(2)

Operating leverage is defined as the percentage change in income before provision for credit losses and the provision for income taxes. Three months ended measures are presented on a linked quarter basis.

(3)	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

(4)	Dividend payout ratio was corrected from 42.11% and leverage ratio from 7.13%.

(5)	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Income (Unaudited)	Table 2

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2007	2007	2006	2007	2006
Interest Income
Interest and Fees on Loans and Leases	$111,270	$112,787	$111,649	$446,381	$425,473
Income on Investment Securities
Trading	814	1,114	—	4,903	—
Available-for-Sale	33,591	33,486	32,807	129,601	126,817
Held-to-Maturity	3,440	3,616	4,282	14,935	18,255
Deposits	309	1,086	63	1,549	211
Funds Sold	356	1,103	406	3,050	767
Other	395	364	333	1,456	1,149
Total Interest Income	150,175	153,556	149,540	601,875	572,672
Interest Expense
Deposits	33,158	37,613	30,924	137,847	103,677
Securities Sold Under Agreements to Repurchase	11,754	11,726	12,538	47,031	42,189
Funds Purchased	1,936	1,654	1,689	5,965	8,504
Short-Term Borrowings	91	87	106	356	318
Long-Term Debt	3,789	3,920	4,078	15,658	15,371
Total Interest Expense	50,728	55,000	49,335	206,857	170,059
Net Interest Income	99,447	98,556	100,205	395,018	402,613
Provision for Credit Losses	5,443	4,070	3,143	15,507	10,758
Net Interest Income After Provision for Credit Losses	94,004	94,486	97,062	379,511	391,855
Noninterest Income
Trust and Asset Management	15,812	15,146	14,949	62,926	58,740
Mortgage Banking	2,027	3,848	2,612	11,725	10,562
Service Charges on Deposit Accounts	12,302	11,919	11,206	46,260	41,756
Fees, Exchange, and Other Service Charges	16,743	16,465	15,775	65,825	62,441
Investment Securities Gains, Net	105	789	153	1,485	172
Insurance	4,629	7,446	3,965	23,177	20,388
Other	8,639	5,629	4,856	29,089	22,117
Total Noninterest Income	60,257	61,242	53,516	240,487	216,176
Noninterest Expense
Salaries and Benefits	45,928	44,944	42,727	180,865	176,457
Net Occupancy	10,300	10,267	9,959	40,073	38,976
Net Equipment	4,745	4,871	5,012	19,274	20,127
Professional Fees	3,695	2,369	1,189	11,206	6,854
Other	27,334	18,999	22,710	83,989	78,548
Total Noninterest Expense	92,002	81,450	81,597	335,407	320,962
Income Before Provision for Income Taxes	62,259	74,278	68,981	284,591	287,069
Provision for Income Taxes	21,399	26,499	18,068	100,888	106,710
Net Income	$40,860	$47,779	$50,913	$183,703	$180,359
Basic Earnings Per Share	$0.84	$0.98	$1.03	$3.75	$3.59
Diluted Earnings Per Share	$0.83	$0.96	$1.01	$3.69	$3.52
Dividends Declared Per Share	$0.44	$0.41	$0.41	$1.67	$1.52
Basic Weighted Average Shares	48,525,708	48,913,293	49,493,213	49,033,208	50,176,685
Diluted Weighted Average Shares	49,301,825	49,663,049	50,378,519	49,833,546	51,178,943

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Condition (Unaudited)	Table 3

	December 31,	September 30,	December 31,
(dollars in thousands)	2007	2007	2006
Assets
Interest-Bearing Deposits	$4,870	$35,471	$4,990
Funds Sold	15,000	—	50,000
Investment Securities
Trading	67,286	92,831	—
Available-for-Sale
Portfolio	1,912,764	1,935,383	1,846,742
Pledged as Collateral	650,426	656,599	751,135
Held-to-Maturity (Fair Value of $287,644; $299,191; and $360,719)	292,577	307,653	371,344
Loans Held for Sale	12,341	8,016	11,942
Loans and Leases	6,580,861	6,599,915	6,623,167
Allowance for Loan and Lease Losses	(90,998)	(90,998)	(90,998)
Net Loans and Leases	6,489,863	6,508,917	6,532,169
Total Earning Assets	9,445,127	9,544,870	9,568,322
Cash and Noninterest-Bearing Deposits	368,402	344,267	398,342
Premises and Equipment	117,177	120,318	125,925
Customers’ Acceptances	1,112	1,967	1,230
Accrued Interest Receivable	45,261	52,652	49,284
Foreclosed Real Estate	184	105	407
Mortgage Servicing Rights	27,588	28,407	19,437
Goodwill	34,959	34,959	34,959
Other Assets	433,132	422,050	373,909
Total Assets	$10,472,942	$10,549,595	$10,571,815
Liabilities
Deposits
Noninterest-Bearing Demand	$1,935,639	$1,894,933	$1,993,794
Interest-Bearing Demand	1,634,675	1,530,982	1,642,375
Savings	2,630,471	2,711,169	2,690,846
Time	1,741,587	1,738,082	1,696,379
Total Deposits	7,942,372	7,875,166	8,023,394
Funds Purchased	75,400	191,900	60,140
Short-Term Borrowings	10,427	10,749	11,058
Securities Sold Under Agreements to Repurchase	1,029,340	1,087,511	1,047,824
Long-Term Debt	235,371	235,350	260,288
Banker’s Acceptances	1,112	1,967	1,230
Retirement Benefits Payable	29,984	41,125	48,309
Accrued Interest Payable	20,476	18,526	22,718
Taxes Payable and Deferred Taxes	278,218	271,089	277,202
Other Liabilities	99,987	84,515	100,232
Total Liabilities	9,722,687	9,817,898	9,852,395
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: December 2007 - 56,995,447 / 48,589,645; September 2007 - 57,005,602 / 49,068,275; and December 2006 - 56,848,609 / 49,777,654)	567	567	566
Capital Surplus	484,790	482,586	475,178
Accumulated Other Comprehensive Loss	(5,091)	(28,359)	(39,084)
Retained Earnings	688,638	671,451	630,660
Treasury Stock, at Cost (Shares: December 2007 - 8,405,802; September 2007 - 7,937,327; and December 2006 - 7,070,955)	(418,649)	(394,548)	(347,900)
Total Shareholders’ Equity	750,255	731,697	719,420
Total Liabilities and Shareholders’ Equity	$10,472,942	$10,549,595	$10,571,815

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 4

				Accum.
				Other
				Compre-		Deferred		Compre-
		Common	Capital	hensive	Retained	Stock	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Grants	Stock	Income
Balance as of December 31, 2006	$719,420	$566	$475,178	$(39,084)	$630,660	$—	$(347,900)
Cumulative-Effect Adjustment of a Change in Accounting Principle,
Net of Tax:
SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140”	5,126	—	—	5,279	(153)	—	—
FSP No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction”	(27,106)	—	—	—	(27,106)	—	—
FIN 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109”	(7,247)	—	—	—	(7,247)	—	—
Comprehensive Income:
Net Income	183,703	—	—	—	183,703	—	—	$183,703
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	20,824	—	—	20,824	—	—	—	20,824
Gain Arising During Period for Defined Benefit Plans	7,034	—	—	7,034	—	—	—	7,034
Amortization of Prior Service Credit and Net Actuarial Loss	856	—	—	856	—	—	—	856
Total Comprehensive Income								$212,417
Share-Based Compensation	5,724	—	5,724	—	—	—	—
Net Tax Benefits related to Share-Based Compensation	3,491	—	3,491	—	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans (749,327 shares)	20,457	1	397	—	(8,848)	—	28,907
Common Stock Repurchased (1,933,964 shares)	(99,656)	—	—	—	—	—	(99,656)
Cash Dividends Paid	(82,371)	—	—	—	(82,371)	—	—
Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$—	$(418,649)

Balance as of December 31, 2005	$693,352	$565	$473,338	$(47,818)	$546,591	$(11,080)	$(268,244)
Comprehensive Income:
Net Income	180,359	—	—	—	180,359	—	—	$180,359
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(196)	—	—	(196)	—	—	—	(196)
Change in Minimum Pension Liability Adjustments	1,972	—	—	1,972	—	—	—	1,972
Total Comprehensive Income								$182,135
Adjustment to Initially Apply FASB Statement No. 158, Net of Tax	6,958	—	—	6,958	—	—	—
Share-Based Compensation	4,956	—	4,956	—	—	—	—
Net Tax Benefits related to Share-Based Compensation	7,634	—	7,634	—	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans (1,044,951 shares)	30,859	1	(10,750)	—	(19,543)	11,080	50,071
Common Stock Repurchased (2,540,130 shares)	(129,727)	—	—	—	—	—	(129,727)
Cash Dividends Paid	(76,747)	—	—	—	(76,747)	—	—
Balance as of December 31, 2006	$719,420	$566	$475,178	$(39,084)	$630,660	$—	$(347,900)

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5a

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2007			September 30, 2007 (1)			December 31, 2006 (1)
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$24.1	$0.3	5.03%	$79.8	$1.1	5.35%	$5.7	$0.1	4.43%
Funds Sold	33.3	0.4	4.19	86.2	1.1	5.01	30.5	0.4	5.21
Investment Securities
Trading	81.0	0.8	4.02	111.3	1.1	4.00	—	—	—
Available-for-Sale	2,568.2	33.9	5.27	2,556.7	33.7	5.28	2,657.8	33.0	4.97
Held-to-Maturity	300.4	3.4	4.58	318.0	3.6	4.55	384.7	4.3	4.45
Loans Held for Sale	8.0	0.1	6.52	7.3	0.1	6.78	10.0	0.2	6.79
Loans and Leases (2)
Commercial and Industrial	1,041.2	19.1	7.28	1,048.9	19.7	7.45	1,025.8	19.6	7.59
Commercial Mortgage	633.4	10.8	6.79	627.7	10.8	6.82	608.9	10.7	6.97
Construction	238.6	4.5	7.50	262.2	5.3	8.00	236.4	4.9	8.24
Residential Mortgage	2,508.8	38.5	6.15	2,502.3	38.5	6.15	2,474.6	37.6	6.08
Home Equity	961.5	17.8	7.33	946.2	18.3	7.67	943.8	18.2	7.66
Other Revolving Credit and Installment	703.3	16.1	9.06	685.8	16.2	9.35	697.3	16.1	9.18
Lease Financing	494.4	4.3	3.47	497.2	3.9	3.15	515.1	4.3	3.31
Total Loans and Leases	6,581.2	111.1	6.72	6,570.3	112.7	6.82	6,501.9	111.4	6.82
Other	79.5	0.4	1.99	79.4	0.4	1.83	79.4	0.3	1.68
Total Earning Assets (3)	9,675.7	150.4	6.19	9,809.0	153.8	6.25	9,670.0	149.7	6.17
Cash and Noninterest-Bearing Deposits	284.9			285.3			272.9
Other Assets	485.7			482.3			448.5
Total Assets	$10,446.3			$10,576.6			$10,391.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,542.5	3.2	0.81	$1,557.7	4.0	1.01	$1,577.6	4.2	1.06
Savings	2,679.7	12.9	1.92	2,837.5	15.9	2.23	2,626.4	11.1	1.68
Time	1,731.7	17.0	3.91	1,742.0	17.7	4.03	1,650.0	15.6	3.74
Total Interest-Bearing Deposits	5,953.9	33.1	2.21	6,137.2	37.6	2.43	5,854.0	30.9	2.10
Short-Term Borrowings	175.2	2.0	4.53	138.8	1.8	4.91	135.0	1.8	5.21
Securities Sold Under Agreements to Repurchase	1,052.8	11.8	4.40	1,016.5	11.7	4.54	1,091.6	12.5	4.52
Long-Term Debt	235.4	3.8	6.43	251.9	3.9	6.21	264.7	4.1	6.15
Total Interest-Bearing Liabilities	7,417.3	50.7	2.71	7,544.4	55.0	2.89	7,345.3	49.3	2.66
Net Interest Income		$99.7			$98.8			$100.4
Interest Rate Spread			3.48%			3.36%			3.51%
Net Interest Margin			4.12%			4.03%			4.15%
Noninterest-Bearing Demand Deposits	1,848.9			1,878.4			1,867.6
Other Liabilities	426.6			425.4			471.4
Shareholders’ Equity	753.5			728.4			707.1
Total Liabilities and Shareholders’ Equity	$10,446.3			$10,576.6			$10,391.4

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)	Non-performing loans and leases are included in the respective category of average loans and leases outstanding. Income, if any, on such loans and leases is recognized on a cash basis.

(3)

Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $237,000, $237,000, and $186,000 for the three months ended December 31, 2007, September 30, 2007, and December 31, 2006, respectively.

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5b

	Year Ended			Year Ended
	December 31, 2007			December 31, 2006
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$29.3	$1.5	5.28%	$5.4	$0.2	3.92%
Funds Sold	60.3	3.1	5.06	15.2	0.8	5.06
Investment Securities
Trading	122.6	4.9	4.00	—	—	—
Available-for-Sale	2,516.7	130.5	5.19	2,598.8	127.5	4.91
Held-to-Maturity	329.5	14.9	4.53	417.6	18.3	4.37
Loans Held for Sale	9.0	0.6	6.43	9.7	0.6	6.38
Loans and Leases (1)
Commercial and Industrial	1,054.8	78.1	7.40	987.8	72.7	7.36
Commercial Mortgage	624.5	42.5	6.81	598.5	40.3	6.73
Construction	250.1	19.6	7.86	197.3	16.2	8.19
Residential Mortgage	2,501.7	153.6	6.14	2,450.4	146.3	5.97
Home Equity	947.9	71.6	7.56	922.2	68.4	7.42
Other Revolving Credit and Installment	693.9	64.0	9.22	711.6	64.7	9.09
Lease Financing	488.7	16.4	3.36	501.4	16.3	3.25
Total Loans and Leases	6,561.6	445.8	6.79	6,369.2	424.9	6.67
Other	79.4	1.5	1.83	79.4	1.1	1.45
Total Earning Assets (2)	9,708.4	602.8	6.21	9,495.3	573.4	6.04
Cash and Noninterest-Bearing Deposits	288.9			301.2
Other Assets	474.8			444.9
Total Assets	$10,472.1			$10,241.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,570.7	15.4	0.98	$1,615.5	15.6	0.96
Savings	2,696.8	54.0	2.00	2,680.3	38.3	1.43
Time	1,728.4	68.4	3.96	1,484.8	49.8	3.35
Total Interest-Bearing Deposits	5,995.9	137.8	2.30	5,780.6	103.7	1.79
Short-Term Borrowings	127.9	6.3	4.94	177.7	8.8	4.97
Securities Sold Under Agreements to Repurchase	1,044.8	47.0	4.50	932.4	42.2	4.52
Long-Term Debt	251.9	15.8	6.22	249.8	15.4	6.15
Total Interest-Bearing Liabilities	7,420.5	206.9	2.79	7,140.5	170.1	2.38
Net Interest Income		$395.9			$403.3
Interest Rate Spread			3.42%			3.66%
Net Interest Margin			4.08%			4.25%
Noninterest-Bearing Demand Deposits	1,891.6			1,950.4
Other Liabilities	429.7			454.2
Shareholders’ Equity	730.3			696.3
Total Liabilities and Shareholders’ Equity	$10,472.1			$10,241.4

(1)	Non-performing loans and leases are included in the respective category of average loans and leases outstanding. Income, if any, on such loans and leases is recognized on a cash basis.

(2)	Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $923,000 and $696,000 for the year ended December 31, 2007 and 2006, respectively.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6a

	Three Months Ended December 31, 2007
	compared to September 30, 2007
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.7)	$(0.1)	$(0.8)
Funds Sold	(0.6)	(0.1)	(0.7)
Investment Securities
Trading	(0.3)	—	(0.3)
Available-for-Sale	0.2	—	0.2
Held-to-Maturity	(0.2)	—	(0.2)
Loans and Leases
Commercial and Industrial	(0.1)	(0.5)	(0.6)
Commercial Mortgage	0.1	(0.1)	—
Construction	(0.5)	(0.3)	(0.8)
Home Equity	0.3	(0.8)	(0.5)
Other Revolving Credit and Installment	0.4	(0.5)	(0.1)
Lease Financing	—	0.4	0.4
Total Loans and Leases	0.2	(1.8)	(1.6)
Total Change in Interest Income	(1.4)	(2.0)	(3.4)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.8)	(0.8)
Savings	(0.9)	(2.1)	(3.0)
Time	(0.1)	(0.6)	(0.7)
Total Interest-Bearing Deposits	(1.0)	(3.5)	(4.5)
Short-Term Borrowings	0.4	(0.2)	0.2
Securities Sold Under Agreements to Repurchase	0.4	(0.3)	0.1
Long-Term Debt	(0.2)	0.1	(0.1)
Total Change in Interest Expense	(0.4)	(3.9)	(4.3)

Change in Net Interest Income	$(1.0)	$1.9	$0.9

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6b

	Year Ended December 31, 2007
	compared to December 31, 2006
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$1.2	$0.1	$1.3
Funds Sold	2.3	—	2.3
Investment Securities
Trading	4.9	—	4.9
Available-for-Sale	(4.1)	7.1	3.0
Held-to-Maturity	(4.0)	0.6	(3.4)
Loans and Leases
Commercial and Industrial	5.0	0.4	5.4
Commercial Mortgage	1.7	0.5	2.2
Construction	4.1	(0.7)	3.4
Residential Mortgage	3.1	4.2	7.3
Home Equity	1.9	1.3	3.2
Other Revolving Credit and Installment	(1.6)	0.9	(0.7)
Lease Financing	(0.4)	0.5	0.1
Total Loans and Leases	13.8	7.1	20.9
Other	—	0.4	0.4
Total Change in Interest Income	14.1	15.3	29.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.5)	0.3	(0.2)
Savings	0.2	15.5	15.7
Time	8.8	9.8	18.6
Total Interest-Bearing Deposits	8.5	25.6	34.1
Short-Term Borrowings	(2.4)	(0.1)	(2.5)
Securities Sold Under Agreements to Repurchase	5.0	(0.2)	4.8
Long-Term Debt	0.2	0.2	0.4
Total Change in Interest Expense	11.3	25.5	36.8

Change in Net Interest Income	$2.8	$(10.2)	$(7.4)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6c

	Three Months Ended December 31, 2007
	compared to December 31, 2006
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$0.2	$—	$0.2
Investment Securities
Trading	0.8	—	0.8
Available-for-Sale	(1.1)	2.0	0.9
Held-to-Maturity	(1.0)	0.1	(0.9)
Loans Held for Sale	—	(0.1)	(0.1)
Loans and Leases
Commercial and Industrial	0.3	(0.8)	(0.5)
Commercial Mortgage	0.4	(0.3)	0.1
Construction	—	(0.4)	(0.4)
Residential Mortgage	0.5	0.4	0.9
Home Equity	0.4	(0.8)	(0.4)
Other Revolving Credit and Installment	0.2	(0.2)	—
Lease Financing	(0.2)	0.2	—
Total Loans and Leases	1.6	(1.9)	(0.3)
Other	—	0.1	0.1
Total Change in Interest Income	0.5	0.2	0.7

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	(0.9)	(1.0)
Savings	0.2	1.6	1.8
Time	0.8	0.6	1.4
Total Interest-Bearing Deposits	0.9	1.3	2.2
Short-Term Borrowings	0.5	(0.3)	0.2
Securities Sold Under Agreements to Repurchase	(0.4)	(0.3)	(0.7)
Long-Term Debt	(0.5)	0.2	(0.3)
Total Change in Interest Expense	0.5	0.9	1.4

Change in Net Interest Income	$—	$(0.7)	$(0.7)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits (Unaudited)	Table 7

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2007	2007	2006	2007	2006
Salaries	$30,653	$28,882	$27,923	$116,879	$110,203
Incentive Compensation	4,424	4,364	5,288	16,201	17,150
Share-Based Compensation	1,146	1,601	999	5,307	5,322
Commission Expense	1,744	1,546	1,692	7,444	7,168
Retirement and Other Benefits	3,436	3,865	2,690	14,435	17,212
Payroll Taxes	2,025	2,116	1,992	9,910	9,791
Medical, Dental, and Life Insurance	2,464	2,324	1,934	9,289	7,900
Separation Expense	36	246	209	1,400	1,711
Total Salaries and Benefits	$45,928	$44,944	$42,727	$180,865	$176,457

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances (Unaudited)	Table 8

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2007	2007 (1)	2007	2007	2006
Commercial
Commercial and Industrial	$1,054,355	$1,065,258	$1,065,155	$1,042,174	$1,093,392
Commercial Mortgage	634,483	627,329	619,668	611,784	611,334
Construction	208,670	254,062	261,478	245,951	249,263
Lease Financing	481,882	478,988	480,358	460,837	508,997
Total Commercial	2,379,390	2,425,637	2,426,659	2,360,746	2,462,986
Consumer
Residential Mortgage	2,508,261	2,510,313	2,505,073	2,495,141	2,493,110
Home Equity	972,995	953,713	938,261	938,135	944,873
Other Revolving Credit and Installment	704,747	693,058	677,750	693,132	700,896
Lease Financing	15,468	17,194	18,383	19,998	21,302
Total Consumer	4,201,471	4,174,278	4,139,467	4,146,406	4,160,181
Total Loans and Leases	$6,580,861	$6,599,915	$6,566,126	$6,507,152	$6,623,167

Air Transportation Credit Exposure (2) (Unaudited)

	December 31, 2007			Sept. 30, 2007	Dec. 31, 2006
		Unused	Total	Total	Total
(dollars in thousands)	Outstanding	Commitments	Exposure	Exposure	Exposure
Passenger Carriers Based In the United States	$64,947	$—	$64,947	$64,867	$68,035
Passenger Carriers Based Outside the United States	19,078	—	19,078	19,162	19,406
Cargo Carriers	13,390	—	13,390	13,326	13,240
Total Air Transportation Credit Exposure	$97,415	$—	$97,415	$97,355	$100,681

(1)	Certain prior period information has been reclassified to conform to current presentation.

(2)	Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)	Table 9

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2007	2007	2007	2007	2006
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$598	$359	$265	$273	$769
Commercial Mortgage	112	123	130	38	40
Lease Financing	297	—	914	—	31
Total Commercial	1,007	482	1,309	311	840
Consumer
Residential Mortgage	2,681	3,237	3,844	4,345	4,914
Home Equity	1,414	436	899	476	164
Other Revolving Credit and Installment	—	—	214	242	—
Total Consumer	4,095	3,673	4,957	5,063	5,078
Total Non-Accrual Loans and Leases	5,102	4,155	6,266	5,374	5,918
Foreclosed Real Estate	184	105	48	462	407
Other Investments	—	—	—	—	82
Total Non-Performing Assets	$5,286	$4,260	$6,314	$5,836	$6,407

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Lease Financing	$—	$—	$—	$4	$—
Consumer
Residential Mortgage	4,884	639	188	706	519
Home Equity	413	115	60	219	331
Other Revolving Credit and Installment	2,221	1,678	1,158	1,441	1,954
Lease Financing	65	—	—	10	10
Total Consumer	7,583	2,432	1,406	2,376	2,814
Total Accruing Loans and Leases Past Due 90 Days or More	$7,583	$2,432	$1,406	$2,380	$2,814

Total Loans and Leases	$6,580,861	$6,599,915	$6,566,126	$6,507,152	$6,623,167

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.08%	0.06%	0.10%	0.08%	0.09%

Ratio of Non-Performing Assets to Total Loans and Leases, Foreclosed Real Estate, and Other Investments	0.08%	0.06%	0.10%	0.09%	0.10%

Ratio of Commercial Non-Performing Assets To Total Commercial Loans and Leases and Other Investments	0.04%	0.02%	0.05%	0.01%	0.04%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Foreclosed Real Estate	0.10%	0.09%	0.12%	0.13%	0.13%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.20%	0.10%	0.12%	0.13%	0.14%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$4,260	$6,314	$5,836	$6,407	$5,442
Additions	1,866	662	2,279	1,548	2,427
Reductions
Payments	(256)	(1,741)	(804)	(1,150)	(255)
Return to Accrual Status	(214)	(787)	(473)	(435)	(897)
Sales of Foreclosed Real Estate	(161)	(48)	(326)	(56)	(112)
Charge-offs/Write-downs	(209)	(140)	(198)	(478)	(198)
Total Reductions	(840)	(2,716)	(1,801)	(2,119)	(1,462)
Balance at End of Quarter	$5,286	$4,260	$6,314	$5,836	$6,407

Bank of Hawaii Corporation and Subsidiaries

Reserve for Credit Losses (Unaudited)	Table 10

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2007	2007	2006	2007	2006
Balance at Beginning of Period	$96,167	$96,167	$96,167	$96,167	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(1,008)	(715)	(720)	(3,266)	(2,373)
Lease Financing	—	(123)	—	(145)	—
Consumer
Residential Mortgage	(122)	—	(93)	(169)	(132)
Home Equity	(333)	(422)	(195)	(1,097)	(633)
Other Revolving Credit and Installment	(5,717)	(4,597)	(4,756)	(20,223)	(17,459)
Lease Financing	(3)	(7)	(30)	(10)	(60)
Total Loans and Leases Charged-Off	(7,183)	(5,864)	(5,794)	(24,910)	(20,657)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	285	326	1,445	1,203	3,509
Commercial Mortgage	—	35	—	156	509
Lease Financing	3	2	2	2,092	3
Consumer
Residential Mortgage	18	14	—	221	464
Home Equity	170	69	1	359	309
Other Revolving Credit and Installment	1,261	1,345	1,191	5,355	5,062
Lease Financing	3	3	12	17	43
Total Recoveries on Loans and Leases Previously Charged-Off	1,740	1,794	2,651	9,403	9,899
Net Loans and Leases Charged-Off	(5,443)	(4,070)	(3,143)	(15,507)	(10,758)
Provision for Credit Losses	5,443	4,070	3,143	15,507	10,758
Balance at End of Period (1)	$96,167	$96,167	$96,167	$96,167	$96,167

Components
Allowance for Loan and Lease Losses	$90,998	$90,998	$90,998	$90,998	$90,998
Reserve for Unfunded Commitments	5,169	5,169	5,169	5,169	5,169
Total Reserve for Credit Losses	$96,167	$96,167	$96,167	$96,167	$96,167

Average Loans and Leases Outstanding	$6,581,183	$6,570,261	$6,501,868	$6,561,584	$6,369,200

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.33%	0.25%	0.19%	0.24%	0.17%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.38%	1.38%	1.37%	1.38%	1.37%

(1)

Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries

Business Segments Selected Financial Information (Unaudited)	Table 11a

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Three Months Ended December 31, 2007
Net Interest Income (Loss)	$60,813	$36,207	$5,924	$102,944	$(3,497)	$99,447
Provision for Credit Losses	4,082	1,167	259	5,508	(65)	5,443
Net Interest Income (Loss) After Provision for Credit Losses	56,731	35,040	5,665	97,436	(3,432)	94,004
Noninterest Income	27,106	8,039	19,174	54,319	5,938	60,257
Noninterest Expense	(43,895)	(22,972)	(18,097)	(84,964)	(7,038)	(92,002)
Income (Loss) Before Income Taxes	39,942	20,107	6,742	66,791	(4,532)	62,259
Provision for Income Taxes	(14,778)	(7,436)	(2,495)	(24,709)	3,310	(21,399)
Allocated Net Income (Loss)	25,164	12,671	4,247	42,082	(1,222)	40,860
Allowance Funding Value	(275)	(761)	(13)	(1,049)	1,049	—
Provision for Credit Losses	4,082	1,167	259	5,508	(65)	5,443
Economic Provision	(3,115)	(2,137)	(84)	(5,336)	—	(5,336)
Tax Effect of Adjustments	(256)	640	(60)	324	(364)	(40)
Income (Loss) Before Capital Charge	25,600	11,580	4,349	41,529	(602)	40,927
Capital Charge	(5,550)	(4,163)	(1,699)	(11,412)	(9,311)	(20,723)
Net Income (Loss) After Capital Charge (NIACC)	$20,050	$7,417	$2,650	$30,117	$(9,913)	$20,204

RAROC (ROE for the Company)	50%	30%	28%	40%	(2)%	22%

Total Assets as of December 31, 2007	$4,056,718	$2,712,139	$272,311	$7,041,168	$3,431,774	$10,472,942

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Three Months Ended December 31, 2006 (1)
Net Interest Income	$58,525	$34,839	$5,548	$98,912	$1,293	$100,205
Provision for Credit Losses	3,525	747	(1,000)	3,272	(129)	3,143
Net Interest Income After Provision for Credit Losses	55,000	34,092	6,548	95,640	1,422	97,062
Noninterest Income	26,144	7,178	17,763	51,085	2,431	53,516
Noninterest Expense	(43,853)	(19,733)	(16,265)	(79,851)	(1,746)	(81,597)
Income Before Income Taxes	37,291	21,537	8,046	66,874	2,107	68,981
Provision for Income Taxes	(13,799)	(7,960)	(2,977)	(24,736)	6,668	(18,068)
Allocated Net Income	23,492	13,577	5,069	42,138	8,775	50,913
Allowance Funding Value	(202)	(686)	(9)	(897)	897	—
Provision for Credit Losses	3,525	747	(1,000)	3,272	(129)	3,143
Economic Provision	(3,125)	(2,190)	(100)	(5,415)	—	(5,415)
Tax Effect of Adjustments	(73)	788	410	1,125	(284)	841
Income Before Capital Charge	23,617	12,236	4,370	40,223	9,259	49,482
Capital Charge	(5,486)	(3,982)	(1,564)	(11,032)	(8,416)	(19,448)
Net Income After Capital Charge (NIACC)	$18,131	$8,254	$2,806	$29,191	$843	$30,034

RAROC (ROE for the Company)	47%	34%	30%	40%	23%	29%

Total Assets as of December 31, 2006 (1)	$3,972,919	$2,795,509	$213,506	$6,981,934	$3,589,881	$10,571,815

(1)  Certain prior period information has been reclassified to conform to the current presentation.

Bank of Hawaii Corporation and Subsidiaries

Business Segments Selected Financial Information (Unaudited)	Table 11b

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Year Ended December 31, 2007
Net Interest Income (Loss)	$237,715	$140,235	$22,585	$400,535	$(5,517)	$395,018
Provision for Credit Losses	12,949	2,576	258	15,783	(276)	15,507
Net Interest Income (Loss) After Provision for Credit Losses	224,766	137,659	22,327	384,752	(5,241)	379,511
Noninterest Income	106,667	38,134	76,592	221,393	19,094	240,487
Noninterest Expense	(172,874)	(83,302)	(67,828)	(324,004)	(11,403)	(335,407)
Income Before Income Taxes	158,559	92,491	31,091	282,141	2,450	284,591
Provision for Income Taxes	(58,668)	(34,050)	(11,504)	(104,222)	3,334	(100,888)
Allocated Net Income	99,891	58,441	19,587	177,919	5,784	183,703
Allowance Funding Value	(983)	(2,924)	(44)	(3,951)	3,951	—
Provision for Credit Losses	12,949	2,576	258	15,783	(276)	15,507
Economic Provision	(12,015)	(8,464)	(335)	(20,814)	(1)	(20,815)
Tax Effect of Adjustments	18	3,260	45	3,323	(1,360)	1,963
Income Before Capital Charge	99,860	52,889	19,511	172,260	8,098	180,358
Capital Charge	(21,957)	(16,119)	(6,484)	(44,560)	(35,765)	(80,325)
Net Income (Loss) After Capital Charge (NIACC)	$77,903	$36,770	$13,027	$127,700	$(27,667)	$100,033

RAROC (ROE for the Company)	50%	36%	33%	43%	7%	25%

Total Assets as of December 31, 2007	$4,056,718	$2,712,139	$272,311	$7,041,168	$3,431,774	$10,472,942

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Year Ended December 31, 2006 (1)
Net Interest Income	$231,162	$135,564	$21,864	$388,590	$14,023	$402,613
Provision for Credit Losses	10,491	1,965	(1)	12,455	(1,697)	10,758
Net Interest Income After Provision for Credit Losses	220,671	133,599	21,865	376,135	15,720	391,855
Noninterest Income	100,294	35,421	70,413	206,128	10,048	216,176
Noninterest Expense	(170,705)	(78,625)	(65,151)	(314,481)	(6,481)	(320,962)
Income Before Income Taxes	150,260	90,395	27,127	267,782	19,287	287,069
Provision for Income Taxes	(55,596)	(42,222)	(10,028)	(107,846)	1,136	(106,710)
Allocated Net Income	94,664	48,173	17,099	159,936	20,423	180,359
Allowance Funding Value	(792)	(2,496)	(34)	(3,322)	3,322	—
Provision for Credit Losses	10,491	1,965	(1)	12,455	(1,697)	10,758
Economic Provision	(12,466)	(8,818)	(386)	(21,670)	(1)	(21,671)
Tax Effect of Adjustments	1,024	3,459	156	4,639	(601)	4,038
Income Before Capital Charge	92,921	42,283	16,834	152,038	21,446	173,484
Capital Charge	(21,744)	(16,264)	(6,291)	(44,299)	(32,307)	(76,606)
Net Income (Loss) After Capital Charge (NIACC)	$71,177	$26,019	$10,543	$107,739	$(10,861)	$96,878

RAROC (ROE for the Company)	47%	29%	29%	38%	15%	26%

Total Assets as of December 31, 2006 (1)	$3,972,919	$2,795,509	$213,506	$6,981,934	$3,589,881	$10,571,815

(1)  Certain prior period information has been reclassified to conform to the current presentation.

Bank of Hawaii Corporation and Subsidiaries

Quarterly Summary of Selected Financial Data (Unaudited)	Table 12

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2007	2007	2007	2007	2006
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$111,270	$112,787	$112,026	$110,298	$111,649
Income on Investment Securities
Trading	814	1,114	1,357	1,618	—
Available-for-Sale	33,591	33,486	31,563	30,961	32,807
Held-to-Maturity	3,440	3,616	3,827	4,052	4,282
Deposits	309	1,086	96	58	63
Funds Sold	356	1,103	533	1,058	406
Other	395	364	364	333	333
Total Interest Income	150,175	153,556	149,766	148,378	149,540
Interest Expense
Deposits	33,158	37,613	33,701	33,375	30,924
Securities Sold Under Agreements to Repurchase	11,754	11,726	11,665	11,886	12,538
Funds Purchased	1,936	1,654	1,452	923	1,689
Short-Term Borrowings	91	87	91	87	106
Long-Term Debt	3,789	3,920	3,979	3,970	4,078
Total Interest Expense	50,728	55,000	50,888	50,241	49,335
Net Interest Income	99,447	98,556	98,878	98,137	100,205
Provision for Credit Losses	5,443	4,070	3,363	2,631	3,143
Net Interest Income After Provision for Credit Losses	94,004	94,486	95,515	95,506	97,062
Noninterest Income
Trust and Asset Management	15,812	15,146	16,135	15,833	14,949
Mortgage Banking	2,027	3,848	2,479	3,371	2,612
Service Charges on Deposit Accounts	12,302	11,919	11,072	10,967	11,206
Fees, Exchange, and Other Service Charges	16,743	16,465	16,556	16,061	15,775
Investment Securities Gains, Net	105	789	575	16	153
Insurance	4,629	7,446	4,887	6,215	3,965
Other	8,639	5,629	6,324	8,497	4,856
Total Noninterest Income	60,257	61,242	58,028	60,960	53,516
Noninterest Expense
Salaries and Benefits	45,928	44,944	44,587	45,406	42,727
Net Occupancy	10,300	10,267	9,695	9,811	9,959
Net Equipment	4,745	4,871	4,871	4,787	5,012
Professional Fees	3,695	2,369	2,599	2,543	1,189
Other	27,334	18,999	18,080	19,576	22,710
Total Noninterest Expense	92,002	81,450	79,832	82,123	81,597
Income Before Provision for Income Taxes	62,259	74,278	73,711	74,343	68,981
Provision for Income Taxes	21,399	26,499	25,982	27,008	18,068
Net Income	$40,860	$47,779	$47,729	$47,335	$50,913

Basic Earnings Per Share	$0.84	$0.98	$0.97	$0.96	$1.03
Diluted Earnings Per Share	$0.83	$0.96	$0.95	$0.94	$1.01

Balance Sheet Totals
Total Assets	$10,472,942	$10,549,595	$10,722,568	$10,491,957	$10,571,815
Loans and Leases	6,580,861	6,599,915	6,566,126	6,507,152	6,623,167
Total Deposits	7,942,372	7,875,166	8,314,404	7,952,937	8,023,394
Total Shareholders’ Equity	750,255	731,697	708,806	711,031	719,420

Performance Ratios
Net Income to Average Total Assets	1.55%	1.79%	1.84%	1.83%	1.94%
Net Income to Average Shareholders’ Equity	21.51	26.02	26.30	27.00	28.56
Net Interest Margin (1)	4.12	4.03	4.12	4.07	4.15
Efficiency Ratio (2)	57.61	50.97	50.88	51.62	53.08

(1)  Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

(2)  Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).